SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 28, 2004
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------





        OHIO                    File No. 1-5964                     23-0334400
        ----                    ---------------                     ----------
    (State or other            (Commission File                  (IRS Employer
    jurisdiction of            Number)                           Identification
    incorporation)                                               Number)


                 P.O. Box 834, Valley Forge, Pennsylvania    19482
                 -----------------------------------------   -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                          ----------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         On July 28, 2004, IKON Office Solutions, Inc. ("IKON") entered into a Credit Agreement among IKON (as US Borrower), IKON Office Solutions Group, PLC (as UK borrower) and various institutional lenders, with Wachovia Bank, National Association, as Administrative Agent, Collateral Agent, Swingline Lender, Alternative Currency Lender and Issuing Lender. The Credit Agreement provides for a $200 million senior secured revolving credit facility. A copy of the Credit Agreement is filed as Exhibit 10.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

        10.1 Credit Agreement dated July 28, 2004 among IKON Office Solutions, Inc. (as US Borrower), IKON Office Solutions Group, PLC (as UK borrower) and various institutional lenders, with Wachovia Bank National Association, as Administrative Agent, Collateral Agent, Swingline Lender, Alternative Currency Lender and Issuing Lender





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   IKON OFFICE SOLUTIONS, INC.




                                   By:  /s/ William S. Urkiel
                                      -----------------------
                                            William S. Urkiel
                                            Senior Vice President and
                                            Chief Financial Officer



Dated:  August 2, 2004



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